Exhibit 32.2
CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF GROUP 1 AUTOMOTIVE, INC.
PURSUANT TO 18 U.S.C. § 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     In connection with the accompanying Quarterly Report on Form 10-Q for the three-month period ended March 31, 2008, and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John C. Rickel, Chief Financial Officer of Group 1 Automotive, Inc. (the “Company”), hereby certify that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 7, 2008

/s/ John C. Rickel
John C. Rickel
Chief Financial Officer